PREPAID EXPENSES AND OTHER CURRENT RECEIVABLES (Schedule of Prepaid expenses and other current receivables) (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Other Receivables, Net, Current [Abstract]
Advances to suppliers	$ 11,960	$ 11,898
Prepaid expenses	3,041	1,928
Government institutions	948	879
Income tax	66	44
Other	253	345
Total other current receivables	$ 16,268	$ 15,094